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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of The Rouse Company:

  We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG Peat Marwick LLP
                                          _____________________________________
                                                  KPMG Peat Marwick LLP

Baltimore, Maryland

November 21, 1995